SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2004

  Merrill Lynch & Co., Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-7182	13-2740599

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 World Financial Center, New York, New York    10080

(Address of principal executive offices)            (Zip Code)

Registrant’s telephone number, including area code: (212) 449-1000

(Former name or former address, if changed since last report.)

Item 5.    Other Events

Exhibits are filed herewith in connection with the Registration Statements on Form S-3 (File No. 333-109802) filed by Merrill Lynch & Co., Inc. (the “Company”) with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of April 1, 1983, as amended through the date hereof, between the Company and JPMorgan Chase Bank (as so amended, the “Indenture”). The Company will issue $73,020,000 aggregate principal amount of 97% Protected Notes Linked to Brent Crude due March 21, 2007 under the Indenture. The exhibits consist of the form of Securities and an opinion of counsel relating thereto.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

EXHIBITS

(4)	Instruments defining the rights of security holders, including indentures.

Form of Merrill Lynch & Co., Inc.’s 97% Protected Notes Linked to Brent Crude due March 21, 2007.

(5) & (23)	Opinion re: legality; consent of counsel.

Opinion of Sidley Austin Brown & Wood LLP relating to the 97% Protected Notes Linked to Brent Crude due March 21, 2007 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.’s Registration Statements relating to such Securities).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

MERRILL LYNCH & CO., INC.

(Registrant)

By:	/s/ Russell L. Stein

Russell L. Stein Treasurer

Date: March 30, 2004

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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

MERRILL LYNCH & CO., INC.

EXHIBITS TO CURRENT REPORT ON

FORM 8-K DATED MARCH 30, 2004

Commission File Number 1-7182

Exhibit Index

Exhibit No.	Description	Page

(4)	Instruments defining the rights of security holders, including indentures.

Form of Merrill Lynch & Co., Inc.’s 97% Protected Notes Linked to Brent Crude due March 21, 2007.

(5) & (23)	Opinion re: legality; consent of counsel.

Opinion of Sidley Austin Brown & Wood LLP relating to the 97% Protected Notes Linked to Brent Crude due March 21, 2007 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.’s Registration Statements relating to such Securities).